Supplement Dated December 12, 2012

to the Prospectus of

AMERISTOCK MUTUAL FUND, INC.

Dated September 28, 2012

As described in the Supplement Dated October 9, 2012 to the Prospectus of Ameristock Mutual Fund, Inc. (the “Ameristock Fund”) dated September 28, 2012, a Special Meeting of Shareholders of the Ameristock Fund (the “Special Meeting”) was scheduled for December 12, 2012 at 11:00 a.m., Pacific Time (2:00 p.m., Eastern Time), for shareholders to vote on a proposed Agreement and Plan of Reorganization and Termination (the “Plan”) pursuant to which the Ameristock Fund would be reorganized into the Drexel Hamilton Centre American Equity Fund (the “Acquiring Fund”), a series of Drexel Hamilton Mutual Funds, resulting in the complete liquidation and termination of the Ameristock Fund (the “Reorganization”).

The Special Meeting convened as scheduled on December 12, 2012, but has now been adjourned and will reconvene at 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) on Thursday, December 27, 2012 at the offices of Reed Smith LLP at: 101 Second Street, Suite 1800, San Francisco, CA 94105-3659 (the “Reconvened Special Meeting”). Any shareholder of record of the Ameristock Fund as of the close of business on November 7, 2012 (the “Record Date”) who has not yet voted on the Plan and Reorganization may still vote, either in person or by proxy, on the Plan and Reorganization at the Reconvened Special Meeting. Any such shareholder should refer to the Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”), and proxy ballot, the shareholder received as part proxy material package previously mailed to the shareholder for instructions on how to vote. Shares represented by each valid proxy received in time for the Reconvened Special Meeting will be voted as specified thereon at the Reconvened Special Meeting.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of a proxy. For more information regarding the Acquiring Fund, or to receive a copy of the Proxy Statement/Prospectus, or any other proxy materials, relating to the proposed Reorganization (and containing important information about fees, expenses and risk considerations), please visit the Securities and Exchange Commission’s website (http:/www.sec.gov). You also may contact the Ameristock Fund at 1-800-394-5064 for a copy (free of charge) of the Proxy Statement/Prospectus or other proxy materials. Please read the Proxy Statement/Prospectus, and any such other proxy materials, carefully before making any investment decisions.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS OF THE AMERISTOCK FUND FOR FUTURE REFERENCE